                             As filed with the Securities and Exchange
                                 Commission on September 15, 1994

                                      Registration No. 33-


    __________________________________________________________________


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                 ___________________


                                       FORM S-8

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                 ___________________

                          INFINITY BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)


             Delaware                                  13-2766282
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                   Identification No.)


                                  600 Madison Avenue
                              New York, New York  10022
                       (Address of principal executive offices)


                 Infinity Broadcasting Corporation Stock Option Plan,
                    Deferred Share Plan and Stock Option Agreement
                              (Full titles of the plans)


                                    Farid Suleman
                  Vice President-Finance and Chief Financial Officer
                          Infinity Broadcasting Corporation
                                  600 Madison Avenue
                              New York, New York  10022
                                    (212) 750-6400
              (Name, address and telephone number of agent for service)


         ___________________________________________________________________

                    Approximate date of commencement of proposed
                      sale of the securities:  From time to time
                           after the effective date of this
                               Registration Statement.



                 CALCULATION OF REGISTRATION FEE


_________________________________________________________________


                               Proposed  Proposed
                               maximum   maximum
 Title of                      offering  aggregate   Amount of
 securities to  Amount to be   price per offering    registration
 be registered  registered (1) share     price       fee
 _____________  _____________  _________ _________   ____________


 Class A
 Common
 Stock, par
 value $.002
 per share   2,600,000 shares(2)  (3)  $79,462,500(4)  $27,400.86

_________________________________________________________________


(1) In addition to the 2,664,350 shares of Class A Common Stock and the 187,500 shares of Class B Common Stock, par value $.002 per share, already registered pursuant to the Registrant's Registration Statement on Form S-8(Registration No. 33-45977 and 33-56938).

(2) Includes 600,000 shares of Class A Common Stock issuable upon conversion of Class B Common Stock.

(3)  Not applicable

(4)  Estimated pursuant to Rule 457(h) solely for the purpose  of
     determining the registration fee.   The above calculation is based on an
     assumed price of $30.5625 per share, the average of the high and low prices for the Registrant's Class A Common Stock on September 14, 1994, as quoted on the National Association of Securities Dealers
     Automated Quotation National Market System.






     The contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-56938) and (Registration No. 33-45977), other than
(i) the last paragraph of Item 6 thereof and (ii) Item 8 thereof, are hereby
 _                                            __
incorporated   by   reference   in  this  Registration Statement.

     The following additional information regarding indemnification of directors and officers is provided pursuant to Item 6 and supersedes such supplemental information appearing in Registration No. 33-56938:

     The Company has executed indemnity agreements with Messrs. Batkin, Carrus, Karmazin, Lerman, Suleman and Wiener that require it to indemnify these individuals for liabilities incurred by them because of an act or omission or neglect or breach of duty committed while acting in the capacity of an officer or director of the Company, to the full extent permitted by the laws of the State of Delaware. Certain actions, including acts for which indemnification is found by a court to be illegal and contrary to public policy, are excluded from the
coverage of  the agreements.   Mr. Karmazin's employment  agreement
requires the Company to indemnify Mr.  Karmazin  to  the   fullest
extent  permitted  by applicable Delaware law.

     The following additional  information is  provided pursuant to Item 8:

     Item 8.  Exhibits

     Exhibit             Description of Exhibit
     _______             ______________________

       4(a)    Restated Certificate of Incorporation  of the
               Company, as amended October 22, 1993. (This exhibit can be found as Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (File No.
               0-14702)   and   is   incorporated  herein by reference.)

       4(b)    Amended and Restated  By-Laws of the Company.
               (This exhibit can be found as Exhibit 3(b) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

       4(c)    Securities  Purchase  Agreement, dated  as of
               September 30, 1991, by and among the Company, Michael   A.
               Wiener,  Gerald   Carrus,  Mel Karmazin, and Shearson
               Lehman Hutton Capital Partners II,  L.P.,  Shearson  Lehman





               Hutton. Merchant Banking Portfolio Partnership L.P., Shearson Lehman Hutton Offshore Investment Partnership L.P., and Shearson Lehman Hutton Offshore Investment
               Partnership Japan  L.P. (collectively, the   "Lehman
               Investors"). (This exhibit can be found as Exhibit 2(a) to
               the Company's   Quarterly Report on Form 10-Q for  the
               quarter ended September 30, 1991 (File No. 0-14702) and is incorporated herein by reference.)

       4(d)    Indenture,  dated  as  of  March   24,  1992, between
               the Company and Bank of Montreal Trust Company, as
               Trustee. (This exhibit can be found as Exhibit 4(c) to the Company's Registration Statement on Form S-3 (Registration
               No.  33- 61348)   and   is   incorporated  herein   by
               reference.)

       4(e)    Amended and Restated Stockholders' Agreement,
               dated as of February 5, 1992, among the Company, Michael A. Wiener, Gerald Carrus, Mel Karmazin and the
               Lehman  Investors.   (This exhibit can  be found as Exhibit
               4(j) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

       4(f)    Warrant Certificate, dated January  28, 1992,
               certifying   that   Shearson  Lehman   Hutton Capital
               Partners II L.P. is the owner of warrants to purchase 1,051,977 shares of Class C Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as
               Exhibit 4(l) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is
               incorporated   herein  by reference.)

       4(g)    Warrant Certificate, dated January  28, 1992,
               certifying  that   Lehman  Brothers  Merchant Banking
               Portfolio Partnership L.P. is the owner of warrants to purchase 1,547,373 shares of Class C Common Stock, par
               value $.002 per share, of the Company.   (This exhibit can
               be found   as  Exhibit  4(m)  to  the  Company's
               Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

       4(h) Warrant Certificate, dated December 14, 1993, certifying that Shearson Lehman Hutton Offshore Investment Partnership L.P. is the owner of warrants to purchase 769,465 shares of Class C Common Stock, par value $.002 per share, of the




               Company. (This exhibit can be found as Exhibit 4(j) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

       4(i) Warrant Certificate, dated December 14, 1993, certifying that Shearson Lehman Hutton Offshore Investment Partnership Japan L.P. is the owner of warrants to purchase 2,317,522 shares of Class C Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 4(k) to the Company's Annual Report on Form 10-K for the year ended December 31,1993 (File No. 0-14702) and is incorporated herein by reference.)

       4(j) Securities Exchange Agreement, dated as of January 28, 1992, among the Company and the Lehman Investors. (This exhibit can be found as Exhibit 4(p) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

       4(k) The Company's Stock Option Plan, amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(j) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

       4(l) Amendment, effective as of November 19, 1993, to the Company's Stock Option Plan, as amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(k) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

       4(m)    Amendment,  adopted  March 30,  1994,  to the Company's
               Stock Option Plan.   (This exhibit can be found  as
               Exhibit 10(l) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

       4(n)    The  Company's Deferred Share  Plan, amended and restated as
               of  August  16,  1993.    (This exhibit can  be found  as
               Exhibit 10(m) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)




       4(o) Amendment, effective as of November 19, 1993, to the Company's Deferred Share Plan, as amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(n) to the Company's Annual Report  on Form 10-K for the year ended
               December 31, 1993 (File No. 0- 14702)   and   is   incorporated
               herein   by reference.)

       4(p) Stock Option Agreement, dated as of June 27, 1988, between the Company, as successor to WCK, and Mel Karmazin.
               (This exhibit can be found as Exhibit (c) (2) to the Statement on Schedule 13E-3 filed pursuant to Rule 13e-3 by WCK, the Management Investors (Michael A. Wiener, Gerald Carrus and Mel Karmazin) and the Company and is incorporated herein by reference.)

       4(q)    Amendment  Agreement, dated  as of  August 2, 1988, to Stock
               Option Agreement dated  as of June  27,  1988,   between
               the Company, as successor to WCK, and Mel Karmazin. (This exhibit can be found as Exhibit 9(c) (7) to Amendment No. 3 to Schedule 14D-1 filed by the
               Company  as   successor   to   WCK   and  is incorporated
               herein by reference.)

       4(r) Amendment No. 1 to Stock Option Agreement, dated as of October 14, 1988, between the Company and Mel Karmazin. (This exhibit can be found as Exhibit 4(l) to the Company's Annual Report on Form 10-K for the year ended December 25, 1988 (File No. 0-14702) and is incorporated herein by reference.)

       4(s) Warrant Certificate, dated September 30, 1991, certifying that Mel Karmazin is the owner of warrants to purchase shares of Class A Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 10(p) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

       5 Opinion of Debevoise & Plimpton as to the validity of the securities being offered.

      23(a)    Consent of KPMG Peat Marwick LLP.

      23(b)    Consent of Debevoise  & Plimpton.   (Included
               in  Exhibit 5.)

      24       Powers  of  Attorney.  (Included  on   the
               signature pages hereof.)




                            SIGNATURES

          The Registrant.   Pursuant to the  requirements of the Securities
          ______________
          Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of September, 1994.

                             INFINITY BROADCASTING CORPORATION

                             By: /s/ Mel Karmazin
                                ____________________________
                                Mel Karmazin
                                President  and Chief
                                Executive Officer


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mel Karmazin and Farid Suleman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                Signature                 Title                Date
                _________                 _____                ____


         /s/ Michael A. Wiener   Chairman of the Board   September 13, 1994
         ______________________  and Secretary,
         Michael A. Wiener       Director


         /s/ Gerald Carrus       Co-Chairman of the      September 13, 1994
         ______________________  Board and Treasurer,
         Gerald Carrus           Director



         /s/ Mel Karmazin        President and Chief     September 13, 1994
         ______________________  Executive Officer,
         Mel Karmazin            Director



         /s/ Farid Suleman       Vice President-         September 13, 1994
         ______________________  Finance and Chief
         Farid Suleman           Financial and
                                 Accounting Officer,
                                 Director


         /s/ James A. Stern      Director                September 13, 1994
         ______________________
         James A. Stern


         /s/ James L. Singleton  Director                September 13, 1994
         ______________________
         James L. Singleton

         /s/ Steve A. Lerman     Director                September 13, 1994
         ______________________
         Steve A. Lerman


         /s/ Alan R. Batkin      Director                September 13, 1994
         ______________________
         Alan R. Batkin






                            Exhibit Index
                            _____________
                                                                  Sequentially
                                                                    Numbered
Exhibit             Description of Exhibit                            Page
_______             ______________________                        ____________

   4(a)   Restated  Certificate  of Incorporation  of the Company, as
          amended October  22, 1993.   (This exhibit  can  be  found
          as Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (File No. 0-
          14702)   and   is   incorporated    herein   by reference.)

   4(b) Amended and Restated By-Laws of the Company. (This exhibit can be found as Exhibit 3(b) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No.
          33-46118) and is incorporated herein by reference.)

   4(c) Securities Purchase Agreement, dated as of September 30, 1991, by and among the Company, Michael A. Wiener, Gerald Carrus, Mel Karmazin, and Shearson Lehman Hutton Capital Partners II, L.P., Shearson Lehman Hutton Merchant Banking Portfolio Partnership L.P., Shearson Lehman Hutton Offshore Investment Partnership L.P., and Shearson
          Lehman   Hutton  Offshore  Investment Partnership Japan
          L.P.   (collectively,  the "Lehman Investors").   (This
          exhibit can be found as Exhibit 2(a) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1991 (File No. 0-14702) and is incorporated herein by reference.)

   4(d)   Indenture, dated  as of March 24, 1992, between the Company
          and Bank of Montreal Trust Company, as  Trustee.   (This
          exhibit can be found as Exhibit 4(c) to the Company's Registration Statement on Form S-3 (Registration No. 33-61348) and is incorporated herein by reference.)

   4(e)   Amended  and Restated  Stockholders' Agreement, dated  as of
          February  5,  1992,   among  the Company, Michael A.
          Wiener, Gerald Carrus, Mel Karmazin and the Lehman Investors. (This exhibit can be found as Exhibit 4(j) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

   4(f) Warrant Certificate, dated January 28, 1992, certifying that Shearson Lehman Hutton Capital Partners II L.P. is the owner of warrants to purchase 1,051,977 shares of Class C Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 4(l) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)




   4(g) Warrant Certificate, dated January 28, 1992, certifying that Lehman Brothers Merchant Banking Portfolio Partnership L.P. is the owner of warrants to purchase 1,547,373 shares of Class C Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 4(m) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

   4(h) Warrant Certificate, dated December 14, 1993, certifying that Shearson Lehman Hutton Offshore Investment Partnership L.P. is the owner of warrants to purchase 769,465 shares of Class C Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 4(j) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

   4(i) Warrant Certificate, dated December 14, 1993, certifying that Shearson Lehman Hutton Offshore Investment Partnership Japan L.P. is the owner of warrants to purchase 2,317,522 shares of Class C Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 4(k) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

   4(j)   Securities  Exchange  Agreement, dated  as of January 28,
          1992, among  the  Company and the Lehman Investors.   (This
          exhibit can be found as Exhibit 4(p) to the Company's Registration Statement on Forms S-1 and S-3 (Registration
          No. 33-46118)   and   is  incorporated herein  by
          reference.)


   4(k) The Company's Stock Option Plan, amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(j) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

   4(l)   Amendment, effective  as of November  19, 1993, to



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


          the Company's Stock Option Plan, as amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(k) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

   4(m) Amendment, adopted March 30, 1994, to the Company's Stock Option Plan. (This exhibit can be found as Exhibit 10(l) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)


   4(n) The Company's Deferred Share Plan, amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(m) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)


   4(o) Amendment, effective as of November 19, 1993, to the Company's Deferred Share Plan, as amended and restated as of August 16, 1993. (This exhibit can be found as Exhibit 10(n) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No.
          0-14702) and  is incorporated herein by reference.)


   4(p) Stock Option Agreement, dated as of June 27, 1988, between the Company, as successor to WCK, and Mel Karmazin. (This exhibit can be found as Exhibit (c) (2) to the Statement on Schedule 13E 3 filed pursuant to Rule 13e-3 by WCK, the Management Investors (Michael A. Wiener, Gerald Carrus and Mel Karmazin) and the Company and is incorporated herein by reference.)


   4(q) Amendment Agreement, dated as of August 2, 1988, to Stock Option Agreement dated as of June 27, 1988, between the Company, as successor to WCK, and Mel Karmazin. (This exhibit can be found as Exhibit 9(c) (7) to Amendment No. 3 to Schedule 14D-1 filed by the Company as successor to WCK and is incorporated herein by reference.)

   4(r) Amendment No. 1 to Stock Option Agreement, dated as of October 14, 1988, between the Company and Mel Karmazin. (This exhibit can be found as Exhibit 4(l) to the Company's Annual Report on Form 10-K for the year ended December 25, 1988 (File No. 0-14702) and is incorporated herein by reference.)





   4(s) Warrant Certificate, dated September 30, 1991, certifying that Mel Karmazin is the owner of warrants to purchase shares of Class A Common Stock, par value $.002 per share, of the Company. (This exhibit can be found as Exhibit 10(p) to the Company's Registration Statement on Forms S-1 and S-3 (Registration No. 33-46118) and is incorporated herein by reference.)

   5 Opinion of Debevoise & Plimpton as to the validity of the securities being offered.

  23(a)   Consent of KPMG Peat Marwick LLP.

  23(b)   Consent of Debevoise & Plimpton.  (Included  in
          Exhibit 5.)

  24 Powers of Attorney. (Included on the signature pages hereof.)





